Exhibit 10.3

CLIFFORD CHANCE US LLP

EXECUTION VERSION

BANK OF SCOTLAND PLC
as Security Trustee and Agent

THE FINANCIAL INSTITUTIONS LISTED IN SCHEDULE 1 HERETO
as Lead Managers

WHITNEY LEASING LIMITED
as Borrower

AIRCRAFT SPC-12, INC.
as Borrower Parent

INTERNATIONAL LEASE FINANCE CORPORATION
as Guarantor and Subordinated Lender

DEED OF AMENDMENT
relating to
AIRCRAFT FACILITY AGREEMENT
Dated 18 May 2004

TABLE OF CONTENTS

		Page

Section 1.	Interpretation	2

Section 2.	Amendment	2

Section 3.	Transaction Document/Confirmations	3

Section 4.	Counterparts	3

Section 5.	Benefit of Agreement	3

Section 6.	Governing Law and Jurisdiction	3

Schedule 1	The Lead Managers

Schedule 2	Amendment Effective Date Notice

THIS DEED OF AMENDMENT (this “Deed”) is made by way of deed on  8 May  2013.

BETWEEN:

(1)                                 BANK OF SCOTLAND PLC, a banking institution established under the laws of Scotland acting for the purposes of this Agreement through its offices at Level 6, 33 Old Broad Street, London EC2N 1HZ, England as security trustee for and on behalf of itself, the Lenders, the Lead Managers and the Agent (in such capacity the “Security Trustee”);

(2)                                 BANK OF SCOTLAND PLC, a banking institution established under the laws of Scotland acting for the purposes of this Agreement through its offices at Level 6, 33 Old Broad Street, London EC2N 1HZ, England as agent  for and on behalf of itself and the Lenders (in such capacity the “Agent”);

(3)                                 THE FINANCIAL INSTITUTIONS LISTED IN PART A OF SCHEDULE 1 HERETO, in their capacity as lead managers for the Lenders (the “Lead Managers”);

(4)                                 WHITNEY LEASING LIMITED, a company incorporated under the laws of Bermuda and having its registered office at The Chartis Building, 29 Richmond Road, Pembroke HM 08, Bermuda (the “Borrower”);

(5)                                 AIRCRAFT SPC-12, INC., a company incorporated under the laws of the State of California and having its principal place of business at c/o International Lease Finance Corporation, 10250 Constellation Boulevard, 34th Floor, Los Angeles, CA 90067, United States of America (the “Borrower Parent”);

(6)                                 INTERNATIONAL LEASE FINANCE CORPORATION, a corporation incorporated under the laws of the State of California and having its principal place of business at 10250 Constellation Boulevard, 34th Floor, Los Angeles, CA 90067, United States of America, as guarantor under the Aircraft Facility Agreement (in such capacity, the “Guarantor”); and

(7)                                 INTERNATIONAL LEASE FINANCE CORPORATION, a corporation incorporated under the laws of the State of California and having its principal place of business at 10250 Constellation Boulevard, 34th Floor, Los Angeles, CA 90067, United States of America, as subordinated lender under the Aircraft Facility Agreement (in such capacity, the “Subordinated Lender”).

WHEREAS:

The parties hereto have previously entered into the Aircraft Facility Agreement as defined below and have agreed to enter into this Deed for the purposes of amending certain terms thereof relating to the Guarantor.

NOW THEREFORE THIS DEED WITNESSES as follows:

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Section 1.                                           Interpretation.

1.1                               Capitalised words and expressions used in this Deed but not expressly defined therein shall have the respective meanings ascribed thereto in the Aircraft Facility Agreement.

In this Deed:

“Aircraft Facility Agreement” means the aircraft facility agreement dated 18 May 2004 entered into between the Agent, the Lenders, the Lead Managers, the Security Trustee, the Borrower, the Borrower Parent, the Subordinated Lender and the Guarantor in respect of the financing of certain Airbus aircraft, as amended and supplemented from time to time.

“Amendment Effective Date” means the date determined in accordance with Clause 2.1 (Amendment Effective Date).

“Amendment Effective Date Notice” means a notice substantially in the form of Schedule 2 (Amendment Effective Date Notice).

1.2                               Any reference in this Deed to:

a “Clause” or “Schedule” shall, subject to any contrary indication, be construed as a reference to a clause or schedule hereof;

“dollar” and “$” means the lawful currency of the United States of America;

the “Agent”, the “Security Trustee” or any “Lender” shall be construed so as to include tits respective successors and assigns and transferees in accordance with their respective interests.

1.3                               Save where the contrary is indicated, any reference in this Deed to this Deed or any other agreement or document shall be construed as a reference to this Deed or, as the case may be, such other agreement or document as the same may have been, or may from time to time be, amended, varied, novated or supplemented in accordance with the provisions hereof and thereof.

1.4                               Clause, Part and Schedule headings are for ease of reference only.

1.5                               A statute shall be construed as a reference to such statute as the same may have been, or may from time to time be amended or re-enacted.

Section 2.                                           Amendments.

2.1                               The Amendment Effective Date shall be the date upon which the Guarantor, the Agent and Security Trustee issue the Amendment Effective Date Notice to the other Parties.

2.2                               On and with effect from the Amendment Effective Date, each of the parties hereto agrees that Clause 2.9 of Schedule 6 (Guarantor Covenants) of the Aircraft Facility Agreement

2

and the definition of Consolidated Tangible Net Worth in Clause 1 of Schedule 6 (Guarantor Covenants) of the Aircraft Facility Agreement are hereby deleted in their entirety.

2.3                               On and with effect from the Amendment Effective Date, each of the parties hereto agrees that, notwithstanding any rise in the ratings of the long term debt obligations of the Guarantor, a First Trigger Event and a Second Trigger Event shall nevertheless be deemed to remain in effect until the entire principal amount of the outstanding Advances and all other Secured Obligations then due and payable have been paid in full.

Section 3.                                           Transaction Document/Confirmations.

3.1                               Each of the parties hereto agrees that this Deed shall be a Transaction Document (as such term is defined in the Aircraft Facility Agreement) for the purposes of the Aircraft Facility Agreement.

3.2                               Each of the parties hereto agrees and acknowledges that the provisions of the Aircraft Facility Agreement and the other Transaction Documents (in each case as amended by this Deed) shall continue in force and effect, notwithstanding the amendments contemplated hereby.

3.3                               The Guarantor hereby agrees and acknowledges that, notwithstanding the amendments contemplated hereby, its guarantee obligations under the Aircraft Facility Agreement remain in full force and effect and extend to include the obligations under this Deed.

Section 4.                                           Counterparts.  This Deed may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which when executed and delivered shall constitute an original, but all the counterparts shall together constitute but one and the same instrument.

Section 5.                                           Benefit of Agreement.  This Deed shall enure for the benefit of each party hereto and their respective successors and assigns and transferees permitted in accordance with the relevant Transaction Documents but subject to the same restrictions as to assignments and transfers.

Section 6.                                           Governing Law and Jurisdiction.  The provisions of Clause 23 of the Aircraft Facility Agreement shall apply to this Deed and are incorporated herein by reference mutatis mutandis as if references therein to “this Agreement” or “any other Transaction Document” were to this Deed.

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IN WITNESS WHEREOF this Deed has been duly executed as a deed and is, and is intended to be, delivered by the parties the day and year first above written.

EXECUTION PAGES

THE AGENT AND SECURITY TRUSTEE

EXECUTED AS A DEED BY		)	/s/ Clare Gardner
BANK OF SCOTLAND PLC		)

in the presence of:

/s/ Laura Sinclair
Signature of Witness

Name:	Laura Sinclair

THE LEAD MANAGERS

EXECUTED AS A DEED BY		)	/s/ Mike Gear
BANK OF SCOTLAND PLC		)

(as British Lead Manager)

in the presence of:

/s/ Carl Irvine
Signature of Witness

Name:	Carl Irvine

EXECUTED AS A DEED BY		)	/s/ Mike Gear
BANK OF SCOTLAND PLC		)

(as French Lead Manager)

in the presence of:

/s/ Carl Irvine
Signature of Witness

Name:	Carl Irvine

EXECUTED AS A DEED BY		)	/s/ Mike Gear
BANK OF SCOTLAND PLC		)

(as German Lead Manager)

in the presence of:

/s/ Carl Irvine
Signature of Witness

Name:	Carl Irvine

THE BORROWER

THE COMMON SEAL of	)	/s/ Patrick Ross
WHITNEY LEASING LIMITED	)
was hereunto affixed	)	/s/ Pamela S. Hendry
in the presence of:	)

/s/ Natasha Messer	Director

Natasha Messer	Director/Secretary

International Lease Finance Corporation
10250 Constellation Blvd Suite 3400
Los Angeles, CA 90067

THE BORROWER PARENT

EXECUTED AS A DEED by		)	/s/ Patrick Ross
AIRCRAFT SPC-12, INC.		)	Patrick Ross
Vice President

in the presence of:

/s/ Natasha Messer
Signature of Witness

Name:	Natasha Messer

International Lease Finance Corporation
10250 Constellation Blvd Suite 3400
Los Angeles, CA 90067

THE SUBORDINATED LENDER

EXECUTED AS A DEED by		)
INTERNATIONAL LEASE		)	/s/ Patrick Ross
FINANCE CORPORATION		)	Patrick Ross
Vice President

in the presence of:

/s/ Natasha Messer
Signature of Witness

Name:	Natasha Messer

International Lease Finance Corporation
10250 Constellation Blvd Suite 3400
Los Angeles, CA 90067

THE GUARANTOR

EXECUTED AS A DEED by		)
INTERNATIONAL LEASE		)	/s/ Patrick Ross
FINANCE CORPORATION		)	Patrick Ross
Vice President

in the presence of:

/s/ Natasha Messer
Signature of Witness

Name:	Natasha Messer

International Lease Finance Corporation
10250 Constellation Blvd Suite 3400
Los Angeles, CA 90067

SCHEDULE 1

THE LEAD MANAGERS

Bank of Scotland plc (British Lead Manager)

Bank of Scotland plc (French Lead Manager)

Bank of Scotland plc (German Lead Manager)

SCHEDULE 2

AMENDMENT EFFECTIVE DATE NOTICE

To:                             THE LEAD MANAGERS, BORROWER, BORROWER PARENT, GUARANTOR AND SUBORDINATED LENDER

From:               BANK OF SCOTLAND PLC, as Agent and Security Trustee, and INTERNATIONAL LEASE FINANCE CORPORATION, as Guarantor

Date:      8 May 2013

Ladies and Gentlemen,

Re:          deed of amendment dated the date hereof, between each of the addressees of this Notice and Bank of Scotland PLC, as Agent and Security Trustee, relating to that certain aircraft facility agreement dated 18 May 2004 (the “Deed of Amendment”)

We refer to the Deed of Amendment and notify you that the Amendment Effective Date (as defined in the Deed of Amendment) is the date hereof.

This notice and any non contractual obligations arising out of or in connection with it are governed by English law.

Yours faithfully,

BANK OF SCOTLAND PLC, AS AGENT AND SECURITY TRUSTEE

By:	/s/ Clare Gardner

Name:	Clare Gardner

Title:	Manager

INTERNATIONAL LEASE FINANCE CORPORATION, AS GUARANTOR

By:	/s/ Patrick Ross

Name:	Patrick Ross

Title:	Vice President